                               LORD ABBETT [LOGO]

                                    2002

                        ANNUAL
                          REPORT

                        LORD ABBETT
                        DEVELOPING GROWTH FUND

                        FOR THE YEAR ENDED JULY 31, 2002

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LORD ABBETT DEVELOPING GROWTH FUND ANNUAL REPORT
FOR THE YEAR ENDED JULY 31, 2002

DEAR SHAREHOLDERS: We are pleased to provide you with this twelve-month overview of the Lord Abbett Developing Growth Fund's strategies and performance for the fiscal year ended July 31, 2002. On this and the following pages, we discuss the factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN
--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM FOR THE YEAR ENDED JULY 31, 2002?

A: For the year ended July 31, 2002, Lord Abbett Developing Growth Fund (the "Fund") returned -24.7%(1), compared with the Russell 2000(R) Growth Index,(2) which returned -30.6%. PLEASE REFER TO PAGE 4 FOR STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Our emphasis on earnings helped us avoid greater losses during the period, as many speculative names in the index were trounced. This disciplined investment philosophy drove favorable stock selection in healthcare and technology, which were the most significant contributors to relative performance during the period. In addition, a general underweight of the technology sector also helped performance, as technology companies continued to flounder from subdued capital spending, as investors grappled with the sector's future prospects. Stock selection and an overweight in the consumer discretionary sector also added to relative performance, as consumer spending remained relatively strong.

    Both the Fund's underweight of the financial services sector and our stock selection within the sector detracted from relative performance in the period. We also held several financial-software providers that have suffered in the current environment. The Fund's stock selection in the materials and processing sector also detracted from relative performance.

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: The U.S. economy was already showing signs of a downward trend before the events of September 11. Manufacturing activity was slower and August 2001 labor data showed an unemployment rate of 4.9%, the highest level since September 1997. Most expected rising unemployment to hurt consumer

                                                                               1

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confidence and ultimately consumer spending, which had been the backbone of the economy for much of the year.

    During the fourth quarter of 2001, however, the broad market indices regained ground lost after September 11. The fourth quarter showed small but positive economic growth, resulting in part, from continued spending by consumers. Also, the housing market, fueled by historically low interest rates and characterized by a rush of refinancing activity and stable new construction starts, continued to protect the economy from additional downside.

    In the beginning of 2001, the Federal Reserve Board began implementing a monetary stimulus policy, which accelerated after September 11, reducing the federal funds rate another 125 basis points, to a 40-year low of 1.75% by year-end. Counter-cyclical fiscal policies were enacted to help fuel the economy
- specifically, a federal tax cut coupled with an increase in general government spending. This is the first time monetary and fiscal policies have been used together since the 1970s in a classic counter-cyclical manner.

    As the first quarter of 2002 progressed, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. Following strong first quarter growth in the economy, however, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. While first quarter growth registered a robust 6.1%, the second quarter registered growth under 2%. The first quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most of the economic indicators during the second quarter have indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

Q: PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A: Although the market remains weak, this environment presents an excellent opportunity to structure the Fund for a recovery. For the first time in several years, we have raised the Fund's technology weighting to approach that of the index by adding a combination of functional technology stocks and deeply discounted pure technology companies. New innovations and product lines continue to fuel growth in the healthcare sector, and we believe exciting prospects will continue to present themselves in this area. We are also noticing improving fundamentals in cyclical names, and we continue to believe consumer spending will remain solid, as employment numbers continue to rise. Regardless of the near-term action of major indexes, we believe this market is likely to offer opportunities for disciplined investors with long-term investment horizons.

2
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(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended July 31, 2002.
(2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-booK ratios and higher forecasted growth values. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
IMPORTANT PERFORMANCE AND OTHER INFORMATION

A NOTE ABOUT RISK: The Fund invests primarily in small-cap growth company stocks which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect Fund performance.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

The Fund's portfolio is actively managed and, therefore, allocations are subject to change.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                                                               3

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INVESTMENT COMPARISON
Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000(R) IndeX and Russell 2000(R) Growth Index, assuming reinvestment of all dividends and distributions. The performance of otheR classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund intends to replace the Russell 2000(R) Index with the Russell 2000(R) Growth Index, which more closely reflects the Fund's investment objective. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]


                                           THE FUND (CLASS A SHARES)
                 THE FUND (CLASS A SHARES)               AT MAXIMUM        RUSSELL 2000(R)  RUSSELL 2000(R)
                        AT NET ASSET VALUE         OFFERING PRICE(1)       GROWTH INDEX(2)         INDEX(2)
    JULY 31, 92                    $10,000                    $9,425               $10,000         $10,000
             93                    $11,432                   $10,775               $11,796         $12,345
             94                    $11,892                   $11,208               $11,947         $12,915
             95                    $18,849                   $17,765               $15,981         $16,140
             96                    $20,940                   $19,736               $16,464         $17,255
             97                    $29,523                   $27,825               $20,622         $23,017
             98                    $31,879                   $30,046               $20,351         $23,550
             99                    $38,271                   $36,070               $23,304         $25,295
             00                    $41,401                   $39,021               $28,228         $28,778
             01                    $35,199                   $33,175               $21,649         $28,285
             02                    $26,494                   $24,971               $15,022         $23,205

                       FISCAL YEAR-END 7/31
     AVERAGE ANNUAL TOTAL RETURNS AT MAXIMUM APPLICABLE
      SALES CHARGE FOR THE PERIOD ENDING JULY 31, 2002

               1 YEAR         5 YEARS       10 YEARS    LIFE OF CLASS
CLASS A(3)    -29.05%          -3.30%          9.58%               --
CLASS B(4)    -28.83%          -3.09%             --            3.09%
CLASS C(5)    -25.61%          -2.70%             --            3.28%
CLASS P(6)    -24.68%              --             --           -3.94%
CLASS Y(7)    -24.36%              --             --           -3.09%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for the unmanaged Russell 2000(R) Index and the Russell 2000(R) Growth Index do not reflect transactIon costs, management fees or sales charges.
(3) Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended July 31, 2002 using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 5% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) Class C shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 1% for 1 year and 0% for 5 years and for the life of the class.
(6) Class P shares commenced operations on January 5, 1998. Performance is at net asset value.
(7) Class Y shares commenced operations on December 30, 1997. Performance is at net asset value.
THIS FUND IS CURRENTLY CLOSED TO NEW INVESTORS.

SCHEDULE OF INVESTMENTS
JULY 31, 2002


                                                             VALUE
INVESTMENTS                             SHARES               (000)
------------------------------------------------------------------
COMMON STOCKS 98.16%

ADVERTISING AGENCIES 0.12%
Avenue A, Inc.*+                       558,000          $    1,456
                                                        ----------
AIR TRANSPORTATION 1.74%
EGL, Inc.*+                            566,200               6,636
Frontier Airlines, Inc.*+              676,470               3,944
Skywest, Inc.                          583,300              11,194
                                                        ----------
TOTAL                                                       21,774
                                                        ----------
BANKS: OUTSIDE NEW YORK CITY 1.26%
Silicon Valley Bancshares              239,500               5,183
Southwest Bancorp of
Texas, Inc.*+                          284,300              10,559
                                                        ----------
TOTAL                                                       15,742
                                                        ----------
BIOTECHNOLOGY RESEARCH & PRODUCTION 2.34%
Albany Molecular
Research, Inc.*+                       636,400              13,065
Bio-Technology General
Corp.*                                 998,000               4,022
Cell Therapeutics, Inc.*               948,150               3,026
Corixa Corp.*+                       1,289,400               7,994
Seattle Genetics, Inc.*                275,700               1,095
                                                        ----------
TOTAL                                                       29,202
                                                        ----------
CASINOS & GAMBLING 0.55%
Shuffle Master, Inc.*+                 402,200               6,878
                                                        ----------
CHEMICALS 0.96%
Cabot
Microelectronics Corp.*+                68,600               2,905
OM Group, Inc.                         199,020               9,115
                                                        ----------
TOTAL                                                       12,020
                                                        ----------
COMMERCIAL INFORMATION SERVICES 0.10%
eMerge
Interactive, Inc.*+#                 2,671,400               1,202
                                                        ----------
COMMUNICATIONS TECHNOLOGY 2.48%
Alloy, Inc.*+                        1,154,310          $   11,278
ClearOne
Communications, Inc.*+                 300,000               4,071
Comtech
Telecommunications
Corp.*+#                               450,000               4,198
Critical Path, Inc.*                   600,000                 546
Echelon Corp.*+                        465,500               6,233
Entrust, Inc.*                         308,000                 844
StockerYale, Inc.*+                     66,600                 133
WebEx
Communications, Inc.*+                 278,700               3,768
                                                        ----------
TOTAL                                                       31,071
                                                        ----------
COMPUTER SERVICES SOFTWARE &
SYSTEMS 6.05%
Acxiom Corp.*                          857,330              13,597
Aware, Inc.*                           205,200                 527
BSQUARE Corp.*                         250,000                 437
Datastream
Systems, Inc.*                         450,040               2,970
Documentum, Inc.*+                     970,030              15,711
eCollege.com, Inc.*#                 1,200,200               4,633
ManTech Int'l, Corp.*                  303,000               6,242
Mercury Computer
Systems, Inc.*+                        120,000               2,338
MICROS Systems, Inc.*                  284,440               7,196
Numerical
Technologies, Inc.*                    550,000               2,079
Riverdeep Group
plc ADR*+                              463,200               6,953
@ Road, Inc.*+                         250,000               1,250
Saba Software, Inc.*+                  750,000               1,823
SeeBeyond
Technology Corp.*+                   1,200,000               1,404
SRA Int'l, Inc.*                        53,330               1,323
Verity, Inc.*                          293,200               3,284

            SEE NOTES TO FINANCIAL STATEMENTS.                   5

JULY 31, 2002

                                                             VALUE
INVESTMENTS                             SHARES               (000)
------------------------------------------------------------------
Watchguard
Technologies, Inc.*                    775,080          $    3,929
                                                        ----------
TOTAL                                                       75,696
                                                        ----------
COMPUTER TECHNOLOGY 4.50%
Advanced Digital
Information Corp.*                   1,793,400               9,326
Analogic Corp.                         329,215              13,399
Cray, Inc.*+                         2,000,000               6,960
Intergraph Corp.*                      888,700              14,130
Phoenix
Technologies Ltd.*                     503,400               3,755
RadiSys Corp.*+#                       932,620               8,720
                                                        ----------
TOTAL                                                       56,290
                                                        ----------
CONSUMER ELECTRONICS 0.10%
DoubleClick, Inc.*                     265,000               1,261
                                                        ----------
CONSUMER PRODUCTS 1.43%
Matthews Int'l Corp.                   761,700              17,900
                                                        ----------
COSMETICS 0.23%
Nu Skin Enterprises, Inc.              312,700               2,852
                                                        ----------
DIVERSIFIED MANUFACTURING 1.27%
Armor Holdings, Inc.*                1,106,300              15,842
                                                        ----------
DRUGS & PHARMACEUTICALS 9.44%
Alpharma, Inc.                         406,100               4,532
Barr Laboratories, Inc.*+              199,400              12,163
Bradley
Pharmaceuticals, Inc.*+                236,900               2,601
DOV
Pharmaceutical, Inc.*                  421,500               1,576
Endo Pharmaceutical
Holdings, Inc.*                      1,398,320              11,438
eOn
Communications Corp.*                  400,500               7,209
ILEX Oncology, Inc.*                   357,800               3,184
K-V
Pharmaceutical Co,
Class A*                               530,000          $   11,130
Ligand
Pharmaceuticals, Inc.*                 634,100               5,682
Medicines Co.*+                        263,100               2,536
Medicis
Pharmaceutical Corp.*+                 262,300              10,996
Noven
Pharmaceuticals, Inc.*                 744,430               7,071
QLT, Inc.*+                            237,900               2,251
SangStat
Medical Corp.*                         823,900              16,000
SICOR, Inc.*                         1,073,650              17,125
SuperGen, Inc.*                        500,000               2,545
                                                        ----------
TOTAL                                                      118,039
                                                        ----------
EDUCATION SERVICES 3.08%
Career Education Corp.*                330,000              14,566
Educational
Development Corp.                      118,000                 814
Education
Management Corp.*                      200,300               7,994
SkillSoft Corp.*+                      310,100               2,552
SmartForce plc ADR*                  1,644,400               5,607
Sylvan Learning
Systems, Inc.*                         478,100               7,004
                                                        ----------
TOTAL                                                       38,537
                                                        ----------
ELECTRICAL EQUIPMENT & COMPONENTS 1.53%
Astropower, Inc.*+                     506,400               7,464
Cable Design
Technologies Corp.*                    625,000               4,031
CTS Corp.                               12,560                  97
Technitrol, Inc.                       400,000               7,500
                                                        ----------
TOTAL                                                       19,092
                                                        ----------

ELECTRONICS 0.93%
Drexler
Technology Corp.*+                      82,900               1,111

6                 SEE NOTES TO FINANCIAL STATEMENTS.

JULY 31, 2002

                                                             VALUE
INVESTMENTS                             SHARES               (000)
------------------------------------------------------------------
EMS Technologies, Inc.*                185,600          $    3,627
Flir Systems, Inc.*+                   168,000               6,871
                                                        ----------
TOTAL                                                       11,609
                                                        ----------
ELECTRONICS: SEMI-CONDUCTORS /
COMPONENTS 2.32%
AXT, Inc.*+                            359,940               2,790
ESS Technology, Inc.*+                 400,280               5,204
Lattice
Semiconductor Corp.*                   783,300               5,092
Monolithic System
Technology, Inc.*+                     500,000               4,775
Oak Technology, Inc.*                  957,600               3,687
Planar Systems, Inc.*+                 223,800               4,239
Silicon Storage
Technology, Inc.*                      600,000               3,204
                                                        ----------
TOTAL                                                       28,991
                                                        ----------
ELECTRONICS: TECHNOLOGY 2.18%
Coherent, Inc.*+                       913,500              21,038
DRS Technologies, Inc.*                 75,200               2,692
Sypris Solutions, Inc.*                220,000               3,518
                                                        ----------
TOTAL                                                       27,248
                                                        ----------
ENERGY: MISCELLANEOUS 0.08%
Fuelcell Energy, Inc.*+                150,000               1,061
                                                        ----------
ENGINEERING & CONTRACTING SERVICES 0.18%
The Keith Cos., Inc.*+                 200,000               2,300
                                                        ----------
FINANCIAL DATA PROCESSING SERVICES &
SYSTEMS 1.18%
CompuCredit Corp.*+                    718,376               4,655
NDC Health Corp.+                      468,100              10,106
                                                        ----------
TOTAL                                                       14,761
                                                        ----------
FINANCIAL INFORMATION SERVICES 0.49%
S1 Corp.*                            1,553,340               6,198
                                                        ----------
FINANCIAL: MISCELLANEOUS 0.10%
Metris Cos., Inc.*+                    358,800          $    1,274
                                                        ----------
HEALTHCARE FACILITIES 2.35%
Pharmaceutical Product
Development, Inc.*                     736,300              16,970
Renal Care Group, Inc.*                300,000               9,720
Res-Care, Inc.*                        443,200               2,659
                                                        ----------
TOTAL                                                       29,349
                                                        ----------
HEALTHCARE MANAGEMENT SERVICES 1.87%
AdvancePCS*                            199,450               4,472
Centene Corp.*                         322,480               7,659
Hooper Holmes, Inc.                  1,915,260              11,262
                                                        ----------
TOTAL                                                       23,393
                                                        ----------
HEALTH & PERSONAL CARE 1.59%
Healthcare Service
Group, Inc.*#                          749,950              10,904
Province
Healthcare Co.*+                       468,489               8,995
                                                        ----------
TOTAL                                                       19,899
                                                        ----------
HOMEBUILDING 4.39%
Beazer Homes
USA, Inc.*+                            373,296              23,279
Dominion Homes, Inc.*                  181,100               3,479
M.D.C. Holdings, Inc.+                 277,964              11,563
Standard Pacific Corp.+                629,500              16,524
                                                        ----------
TOTAL                                                       54,845
                                                        ----------
LEISURE TIME 0.77%
Action Performance
Cos., Inc.*+                           347,820               9,669
                                                        ----------
MACHINERY: OIL WELL EQUIPMENT &
SERVICES 1.07%
Cal Dive Int'l, Inc.*                  321,900               6,174
Core Laboratories N.V.*                725,610               6,908

           SEE NOTES TO FINANCIAL STATEMENTS.                    7

JULY 31, 2002

                                                             VALUE
INVESTMENTS                             SHARES               (000)
------------------------------------------------------------------

Seitel, Inc.                           686,960          $      343
                                                        ----------
TOTAL                                                       13,425
                                                        ----------
MACHINERY: SPECIALTY 0.78%
Flow Int'l Corp.*                      578,170               3,163
Semitool, Inc.*                        885,800               6,599
                                                        ----------
TOTAL                                                        9,762
                                                        ----------
MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 5.72%
Bio-Rad
Laboratories, Inc.*                     94,050               3,874
Diagnostic
Products Corp.                         340,000              12,206
Endologix, Inc.*                       575,000                 460
Molecular
Devices Corp.*                         454,900               5,754
Novoste Corp.*+#                       875,000               3,938
Ocular Sciences, Inc.*                 352,600               9,270
Orthofix Int'l N.V.*+                  594,180              18,336
SonoSite, Inc.*                        383,900               4,995
Techne Corp.*+                         209,400               5,790
The Cooper Cos., Inc.+                 158,500               6,958
                                                        ----------
TOTAL                                                       71,581
                                                        ----------
MEDICAL SERVICES 1.12%
Coventry Health
Care, Inc.*                            298,960               9,014
Hanger Orthopedic
Group, Inc.*+                          415,700               4,947
                                                        ----------
TOTAL                                                       13,961
                                                        ----------
METALS & MINERALS: MISCELLANEOUS 1.25%
North American
Palladium Ltd.*+                       759,000               4,045
Stillwater Mining Co.*+              1,226,000              11,647
                                                        ----------
TOTAL                                                       15,692
                                                        ----------
MISCELLANEOUS TECHNOLOGY 0.36%
Veridian Corp.*                        230,100               4,567
                                                        ----------
OIL: CRUDE PRODUCERS 2.24%
EXCO Resources, Inc.*#                 623,700          $    9,137
Patina Oil & Gas Corp.                 307,375               7,208
Remington Oil &
Gas Corp.*                             339,200               5,291
Spinnaker
Exploration Co.*                       227,100               6,391
                                                        ----------
TOTAL                                                       28,027
                                                        ----------
POLLUTION CONTROL AND ENVIRONMENTAL
SERVICES 0.71%
Fuel-Tech N.V.*+                       283,600               1,560
Ionics, Inc.*                           65,600               1,460
TRC Co., Inc.*                         366,950               5,831
                                                        ----------
TOTAL                                                        8,851
                                                        ----------
PRODUCTION TECHNOLOGY EQUIPMENT 0.62%
August
Technology Corp.*+                     114,400                 525
Dionex Corp.*+                         132,500               3,380
Rudolph
Technologies, Inc.*                    254,500               3,864
                                                        ----------
TOTAL                                                        7,769
                                                        ----------
PUBLISHING: MISCELLANEOUS 0.55%
Information
Holdings, Inc.*+                       370,900               6,825
                                                        ----------
RESTAURANTS 1.33%
Jack in the Box, Inc.*                 447,500              12,396
Red Robin Gourmet
Burgers*+                              352,100               4,225
                                                        ----------
TOTAL                                                       16,621
                                                        ----------
RETAIL 8.99%
Children's Place Retail
Stores, Inc.*                            6,770                 128
Christopher &
Banks Corp.*                           452,810              15,400
Cost Plus, Inc.*                       349,445               8,551

8                       SEE NOTES TO FINANCIAL STATEMENTS.

JULY 31, 2002

                                                             VALUE
INVESTMENTS                             SHARES               (000)
------------------------------------------------------------------
Electronics Boutique
Holdings Corp.*+                       253,100          $    6,593
Factory 2-U
Stores, Inc.*+                         450,170               5,249
GameStop Corp.*+                       806,300              14,110
Group 1
Automotive, Inc.*                      215,000               5,732
Hot Topic, Inc.*+                      512,799               7,974
Insight
Enterprises, Inc.*                     558,870               6,371
MSC Industrial
Direct Co., Inc.*                    1,094,330              17,739
Pacific Sunwear
of California, Co.*+                   747,350              13,811
Pier 1 Imports, Inc.                   349,600               6,048
United Natural
Foods, Inc.*+                          257,700               4,747
                                                        ----------
TOTAL                                                      112,453
                                                        ----------
SECURITIES BROKERAGE & SERVICES 0.60%
NCO Group, Inc.                        505,700               7,504
                                                        ----------
SERVICES: COMMERCIAL 9.58%
Aegis Communications
Group, Inc.*#                        3,014,900                 407
Corporate Executive
Board Co.*+                            700,000              21,147
First Consulting
Group, Inc.*                           638,800               4,638
FTI Consulting, Inc.*                  148,700               5,985
G & K Services, Inc.                   444,480              13,406
Iron Mountain, Inc.*+                  894,135              26,600
Labor Ready, Inc.*                     431,900               3,041
Metro One
Telecommunications,
Inc.*+                                 550,000               8,167
On Assignment, Inc.*                   344,700               2,754
Overture Services, Inc.*               293,800               6,713
Pegasus Solutions, Inc.*               397,165               6,331
Raindance
Communications, Inc.*                  602,700               2,296
Steiner Leisure Ltd.*                  719,890               7,847
TeleTech Holdings, Inc.*             1,342,300          $    7,611
Tetra Tech, Inc.*+                     334,737               2,916
                                                        ----------
TOTAL                                                      119,859
                                                        ----------
SHOES 3.43%
Kenneth Cole
Productions, Inc.*+                    302,890               7,981
The Finish Line, Inc.*                 548,400               7,211
Timberland Co.*                        729,200              27,651
                                                        ----------
TOTAL                                                       42,843
                                                        ----------
TELECOMMUNICATIONS EQUIPMENT 0.73%
CellStar Corp.*+                       516,200               1,812
Plantronics, Inc.*+                    400,000               7,336
                                                        ----------
TOTAL                                                        9,148
                                                        ----------
TEXTILES APPAREL MANUFACTURERS 3.23%
Cutter & Buck, Inc.*+                  432,480               2,089
Quiksilver, Inc.*                    1,149,830              22,456
Sirena Apparel
Group, Inc.*#                          330,000                  --(a)
Tarrant Apparel
Group, Inc.*+                          273,040               1,543
Tropical
Sportswear Int'l.*+#                   726,500              14,305
                                                        ----------
TOTAL                                                       40,393
                                                        ----------
UTILITIES: TELECOMMUNICATIONS 0.24%
TALK America
Holdings, Inc.*                        916,300               3,015
                                                        ----------
TOTAL COMMON STOCKS
(Cost $1,479,107,288)                                    1,227,747
                                                        ==========
CONVERTIBLE PREFERRED SECURITY 0.76%

OIL: CRUDE PRODUCERS 0.76%
EXCO Resources, Inc.*+#
Conv. Pfd. 5.00% 5/23/2003
(Cost $13,097,700)                     623,700               9,449
                                                        ----------

        SEE NOTES TO FINANCIAL STATEMENTS.                       9

JULY 31, 2002

                                     PRINCIPAL
                                        AMOUNT               VALUE
INVESTMENTS                              (000)               (000)
------------------------------------------------------------------
SHORT-TERM INVESTMENT 2.31%

REPURCHASE AGREEMENT 2.31%
REPURCHASE AGREEMENT
DATED 7/31/2002, 1.79%
DUE 8/1/2002 WITH STATE
STREET BANK & TRUST CO.
COLLATERALIZED BY
$26,670,000 OF FEDERAL
NATIONAL MORTGAGE ASSOC.
AT 6.50% DUE 8/15/2004;
VALUE $29,470,350;
PROCEEDS $28,889,504
(Cost $28,888,068)                     $28,888          $   28,888
                                                        ==========
TOTAL INVESTMENTS 101.23%
(Cost $1,521,093,056)                                   $1,266,084
                                                        ==========

*    Non-income producing security.
+    Security or a portion of security on loan. See Note 5.
# Affiliated issuer (holdings represent 5% or more of the outstanding voting shares). Affiliated issuers have a total cost of $104,757,442 and total value of $66,893,295. See Note 10.
(a)  Amount represents less than $1,000.
ADR- American Depository Receipt.

10                   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002

ASSETS:
   Investment in securities, at value (cost $1,521,093,056)                                          $1,266,083,951
   Market value of collateral for securities loaned                                                     240,115,010
   Receivables:
      Interest and dividends                                                                                 52,970
      Investment securities sold                                                                          2,345,752
      Capital shares sold                                                                                   721,897
   Prepaid expenses and other assets                                                                         19,119
-------------------------------------------------------------------------------------------------------------------
   Total assets                                                                                       1,509,338,699
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Securities lending collateral                                                                        240,115,010
   Payables:
      Investment securities purchased                                                                     9,419,151
      Capital shares reacquired                                                                           5,772,586
      Management fee                                                                                        606,540
      12b-1 distribution fees                                                                               949,423
      Directors' fees                                                                                       445,505
      To affiliate (see Note 3)                                                                             219,365
      To bank                                                                                                 3,256
   Accrued expenses                                                                                       1,083,147
-------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                                    258,613,983
===================================================================================================================
NET ASSETS                                                                                           $1,250,724,716
===================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                                       1,597,769,770
Accumulated net investment loss                                                                            (530,598)
Accumulated net realized loss on investments                                                            (91,505,351)
Net unrealized depreciation on investments                                                             (255,009,105)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $1,250,724,716
===================================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                                       $  718,943,775
Class B Shares                                                                                       $  140,608,116
Class C Shares                                                                                       $   95,423,342
Class P Shares                                                                                       $   82,576,123
Class Y Shares                                                                                       $  213,173,360
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                                                           64,682,883
Class B Shares                                                                                           13,157,269
Class C Shares                                                                                            8,895,964
Class P Shares                                                                                            7,473,574
Class Y Shares                                                                                           18,862,919
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                                               $11.11
Class A Shares-Maximum offering price
(Net asset value plus sales charge of 5.75%)                                                                 $11.79
Class B Shares-Net asset value                                                                               $10.69
Class C Shares-Net asset value                                                                               $10.73
Class P Shares-Net asset value                                                                               $11.05
Class Y Shares-Net asset value                                                                               $11.30
===================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.                                            11

STATEMENT OF OPERATIONS
For the Year Ended July 31, 2002

INVESTMENT INCOME:
Dividends                                                                                             $   2,390,714
Interest                                                                                                  1,782,528
Securities lending                                                                                        1,364,388
Foreign withholding tax                                                                                      (1,652)
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                   5,535,978
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                                            8,679,829
12b-1 distribution plan-Class A                                                                           3,757,110
12b-1 distribution plan-Class B                                                                           1,987,690
12b-1 distribution plan-Class C                                                                           1,004,863
12b-1 distribution plan-Class P                                                                             499,706
Shareholder servicing                                                                                     3,915,294
Subsidy (see Note 3)                                                                                        317,141
Reports to shareholders                                                                                     213,260
Registration                                                                                                 99,503
Professional                                                                                                 98,988
Custody                                                                                                      84,855
Directors' fees                                                                                              51,585
Fund accounting                                                                                              46,126
Other                                                                                                       786,543
-------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                                           21,542,493
   Expense reductions                                                                                       (28,418)
-------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                             21,514,075
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                     (15,978,097)
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments                                                                        (83,614,492)
Net change in unrealized appreciation/depreciation on investments                                      (331,563,005)
===================================================================================================================
NET REALIZED AND UNREALIZED LOSS                                                                       (415,177,497)
===================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $(431,155,594)
===================================================================================================================

12            SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED            PERIOD ENDED                YEAR ENDED
                                                                  JULY 31,                JULY 31,               JANUARY 31,
DECREASE IN NET ASSETS                                                2002                    2001*                     2001
OPERATIONS:
Net investment loss                                         $  (15,978,097)          $   (9,712,328)          $  (20,061,666)
Net realized gain (loss) on investments                        (83,614,492)              64,596,592              (72,751,829)
Net change in unrealized appreciation/
    depreciation on investments                               (331,563,005)            (376,329,675)            (178,525,658)
----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                 (431,155,594)            (321,445,411)            (271,339,153)
============================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
    Class A                                                              -                        -              (60,268,649)
    Class B                                                              -                        -              (13,727,066)
    Class C                                                              -                        -              (11,457,072)
    Class P                                                              -                        -               (6,119,360)
    Class Y                                                              -                        -              (12,868,402)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      -                        -             (104,440,549)
============================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                              387,250,702              243,512,172              661,706,731
Reinvestment of distributions                                            -                        -              101,307,452
Cost of shares reacquired                                     (604,937,757)            (352,793,503)            (969,621,781)
----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
    FROM CAPITAL SHARE TRANSACTIONS                           (217,687,055)            (109,281,331)            (206,607,598)
============================================================================================================================
NET DECREASE IN NET ASSETS                                    (648,842,649)            (430,726,742)            (582,387,300)
============================================================================================================================
NET ASSETS:
Beginning of period                                          1,899,567,365            2,330,294,107            2,912,681,407
----------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                               $1,250,724,716           $1,899,567,365           $2,330,294,107
============================================================================================================================
ACCUMULATED NET INVESTMENT LOSS                             $     (530,598)          $     (307,884)          $     (335,010)
============================================================================================================================

 *The Fund changed its fiscal year-end from January 31 to July 31.

       SEE NOTES TO FINANCIAL STATEMENTS.                                    13

FINANCIAL HIGHLIGHTS

                                                           2/1/2001                    YEAR ENDED 1/31
                                             YEAR ENDED       TO          -------------------------------------------
                                              7/31/2002    7/31/2001*      2001        2000        1999       1998
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD            $14.76       $17.10       $19.55      $16.25      $14.27      $12.80
                                              ---------     --------     --------    --------    --------    --------
Investment operations

  Net investment loss                             (.13)(a)     (.07)(a)     (.12)(a)    (.11)(a)    (.07)(a)    (.10)(a)

  Net realized and unrealized gain (loss)        (3.52)       (2.27)       (1.61)       4.10        2.10        3.16
                                              ---------     --------     --------    --------    --------    --------
     Total from investment operations            (3.65)       (2.34)       (1.73)       3.99        2.03        3.06
                                              ---------     --------     --------    --------    --------    --------
Distributions to shareholders from net
  realized gain                                      -            -         (.72)       (.69)       (.05)      (1.59)
                                              ---------     --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                  $11.11       $14.76       $17.10      $19.55      $16.25      $14.27
                                              =========     ========     ========    ========    ========    ========

Total Return(b)                                 (24.73)%     (13.68)%(c)   (9.37)%     25.33%      14.24%      24.38%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions          1.24%         .61%(c)     1.11%       1.20%        .98%       1.06%

  Expenses, excluding expense reductions          1.24%         .61%(c)     1.11%       1.20%        .98%       1.06%

  Net investment loss                             (.91)%       (.46)%(c)    (.66)%      (.64)%      (.46)%      (.72)%


                                                         2/1/2001                       YEAR ENDED 1/31
                                            YEAR ENDED      TO        ----------------------------------------------
 SUPPLEMENTAL DATA:                          7/31/2002   7/31/2001*       2001         2000         1999       1998
--------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)            $718,944   $1,070,737   $1,309,513   $1,742,136    $884,246   $456,716

   Portfolio turnover rate                       47.37%       22.14%       37.86%       50.13%      30.89%     33.60%
--------------------------------------------------------------------------------------------------------------------

14                             SEE NOTES TO FINANCIAL STATEMENTS.


                                                           2/1/2001                    YEAR ENDED 1/31
                                             YEAR ENDED       TO          -------------------------------------------
                                              7/31/2002    7/31/2001*      2001        2000        1999       1998
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD            $14.27       $16.58       $19.09      $15.98      $14.12      $12.75
                                              ---------     --------     --------    --------    --------    --------
Investment operations

  Net investment loss                             (.20)(a)     (.11)(a)     (.23)(a)    (.21)(a)    (.17)(a)    (.20)(a)

  Net realized and unrealized gain (loss)        (3.38)       (2.20)       (1.56)       4.01        2.06        3.14
                                              ---------     --------     --------    --------    --------    --------
     Total from investment operations            (3.58)       (2.31)       (1.79)       3.80        1.89        2.94
                                              ---------     --------     --------    --------    --------    --------
Distributions to shareholders from net
  realized gain                                      -            -         (.72)       (.69)       (.03)      (1.57)
                                              ---------     --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                  $10.69       $14.27       $16.58      $19.09      $15.98      $14.12
                                              =========     ========     ========    ========    ========    ========

Total Return(b)                                 (25.09)%     (13.93)%(c)   (9.92)%     24.55%      13.37%      23.48%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions          1.85%         .91%(c)     1.75%       1.79%       1.72%       1.76%

  Expenses, excluding expense reductions          1.85%         .91%(c)     1.75%       1.79%       1.72%       1.76%

  Net investment loss                            (1.50)%       (.76)%(c)   (1.31)%     (1.24)%     (1.19)%     (1.39)%


                                                         2/1/2001                       YEAR ENDED 1/31
                                            YEAR ENDED      TO        ----------------------------------------------
 SUPPLEMENTAL DATA:                          7/31/2002   7/31/2001*       2001         2000         1999       1998
--------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)            $140,608     $228,279     $289,393     $363,168    $197,028    $62,097

   Portfolio turnover rate                       47.37%       22.14%       37.86%       50.13%      30.89%     33.60%
--------------------------------------------------------------------------------------------------------------------

      SEE NOTES TO FINANCIAL STATEMENTS.                                     15


                                                           2/1/2001                    YEAR ENDED 1/31
                                             YEAR ENDED       TO          -------------------------------------------
                                              7/31/2002    7/31/2001*      2001        2000        1999       1998
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
Net asset value, beginning of period            $14.28       $16.60       $19.11      $16.00      $14.13      $12.75
                                              ---------     --------     --------    --------    --------    --------
Investment operations

  Net investment loss                             (.16)(a)     (.11)(a)     (.23)(a)    (.21)(a)    (.17)(a)    (.19)(a)

  Net realized and unrealized gain (loss)        (3.39)       (2.21)       (1.56)       4.01        2.07        3.14
                                              ---------     --------     --------    --------    --------    --------
     Total from investment operations            (3.55)       (2.32)       (1.79)       3.80        1.90        2.95
                                              ---------     --------     --------    --------    --------    --------
Distributions to shareholders from net
  realized gain                                      -            -         (.72)       (.69)       (.03)      (1.57)
                                              ---------     --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                  $10.73       $14.28       $16.60      $19.11      $16.00      $14.13
                                              =========     ========     ========    ========    ========    ========

Total Return(b)                                 (24.86)%     (13.98)%(c)   (9.86)%     24.45%      13.43%      23.55%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions          1.57%         .91%(c)     1.75%       1.79%       1.72%       1.71%

  Expenses, excluding expense reductions          1.57%         .91%(c)     1.75%       1.79%       1.72%       1.71%

  Net investment loss                            (1.22)%       (.76)%(c)   (1.31)%     (1.24)%     (1.20)%     (1.34)%


                                                         2/1/2001                       YEAR ENDED 1/31
                                            YEAR ENDED      TO        ----------------------------------------------
 SUPPLEMENTAL DATA:                          7/31/2002   7/31/2001*       2001         2000         1999       1998
--------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)              $95,423     $168,691     $225,189     $302,528    $131,828    $33,622

  Portfolio turnover rate                        47.37%       22.14%       37.86%       50.13%      30.89%     33.60%
--------------------------------------------------------------------------------------------------------------------

16                  SEE NOTES TO FINANCIAL STATEMENTS.


                                                             2/1/2001              YEAR ENDED 1/31       1/5/1998(d)
                                               YEAR ENDED       TO      -------------------------------       TO
                                                7/31/2002   7/31/2001*    2001       2000       1999      1/31/1998
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $14.67      $17.00      $19.46    $16.19     $14.26      $14.38
                                                  ========    ========    ========  ========   ========    ========
Investment operations
  Net investment loss                                (.13)(a)    (.07)(a)    (.14)(a)  (.12)(a)   (.10)(a)    (.01)(a)

  Net realized and unrealized gain (loss)           (3.49)      (2.26)      (1.60)     4.08       2.08        (.11)
                                                  --------    --------    --------  --------   --------    --------

     Total from investment operations               (3.62)      (2.33)      (1.74)     3.96       1.98        (.12)
                                                  --------    --------    --------  --------   --------    --------
Distributions to shareholders from net
realized gain                                           -           -        (.72)     (.69)      (.05)          -
                                                  --------    --------    --------  --------   --------    --------
NET ASSET VALUE, END OF PERIOD                     $11.05      $14.67      $17.00    $19.46     $16.19      $14.26
                                                  ========    ========    ========  ========   ========    ========
Total Return(b)                                    (24.68)%    (13.71)%(c)  (9.47)%   25.24%     13.89%       (.83)%(c)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions             1.30%        .63%(c)    1.20%     1.25%      1.17%        .08%(c)

  Expenses, excluding expense reductions             1.30%        .63%(c)    1.20%     1.25%      1.17%        .08%(c)

  Net investment loss                                (.96)%      (.49)%(c)   (.76)%    (.70)%     (.70)%      (.05)%(c)


                                                             2/1/2001                  YEAR ENDED 1/31          1/5/1998(d)
                                                YEAR ENDED      TO         ----------------------------------       TO
 SUPPLEMENTAL DATA:                             7/31/2002    7/31/2001*      2001         2000         1999      1/31/1998
---------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                $82,576     $121,444      $155,975     $155,611     $55,649       $648

   Portfolio turnover rate                          47.37%       22.14%        37.86%       50.13%      30.89%     33.60%
---------------------------------------------------------------------------------------------------------------------------

            SEE NOTES TO FINANCIAL STATEMENTS.                                17


                                                             2/1/2001              YEAR ENDED 1/31       12/30/1997(d)
                                               YEAR ENDED       TO      -------------------------------       TO
                                                7/31/2002   7/31/2001*    2001       2000       1999      1/31/1998
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $14.94      $17.28      $19.70    $16.30     $14.27      $14.12
                                                  ========    ========    ========  ========   ========    ========
Investment operations

  Net investment loss                                (.07)(a)    (.04)(a)    (.06)(a)  (.05)(a)   (.03)(a)       -(a)(e)

  Net realized and unrealized gain (loss)           (3.57)      (2.30)      (1.64)     4.14       2.11         .15
                                                  --------    --------    --------  --------   --------    --------
     Total from investment operations               (3.64)      (2.34)      (1.70)     4.09       2.08         .15
                                                  --------    --------    --------  --------   --------    --------
Distributions to shareholders from net
realized gain                                           -           -        (.72)     (.69)      (.05)          -
                                                  --------    --------    --------  --------   --------    --------
NET ASSET VALUE, END OF PERIOD                     $11.30      $14.94      $17.28    $19.70     $16.30      $14.27
                                                  ========    ========    ========  ========   ========    ========
Total Return(b)                                    (24.36)%    (13.54)%(c)  (9.13)%   25.88%     14.59%       1.06%(c)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions              .85%        .41%(c)     .75%      .81%       .72%        .06%(c)

  Expenses, excluding expense reductions              .85%        .41%(c)     .75%      .81%       .72%        .06%(c)

  Net investment loss                                (.51)%      (.26)%(c)   (.31)%    (.26)%     (.22)%      (.02)%(c)


                                                             2/1/2001                  YEAR ENDED 1/31          12/30/1997(d)
                                                YEAR ENDED      TO         ----------------------------------       TO
 SUPPLEMENTAL DATA:                             7/31/2002    7/31/2001*      2001         2000         1999      1/31/1998
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                $213,173    $310,416      $350,224    $349,238     $75,452            $3

  Portfolio turnover rate                           47.37%      22.14%        37.86%      50.13%      30.89%        33.60%
---------------------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  Commencement of offering of class shares.
(e)  Amount is less than $.01.


*The Fund changed its fiscal year-end from January 31 to July 31.

18                      SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company, incorporated under Maryland law on July 11, 1973.

The Company's investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Company offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. This Company is currently closed to new investors.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION--Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchange. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS--Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES--It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES--Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) REPURCHASE AGREEMENTS--The Company may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Company acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Company requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Company may incur a loss upon disposition of them.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolio.

The management fee is based on average daily net assets at the following annual rates:

----------------------------------
First $100 million            .75%
Over $100 million             .50%

12b-1 DISTRIBUTION PLAN

The Company has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:


FEE                        CLASS A          CLASS B      CLASS C(3)          CLASS P
------------------------------------------------------------------------------------
Service                       .25%             .25%            .25%             .20%
Distribution                  .10%(1)(2)       .75%            .75%             .25%

(1) In addition, the Company pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period.

(2) In addition, the Company pays an incremental marketing expense of approximately .03% of average daily net assets of Class A.

(3) Until August 1, 2001, the Company had in place a Plan for Class C shares that provided for the Company to pay Distributor at the time of sale, distribution and service fees not to exceed .75% and .25%, respectively, of the net asset value of the shares sold. These payments were generally amortized over a one-year period. In addition, at each quarter end after the first anniversary of the sale, the Company paid Distributor distribution and service fees not to exceed .75% and .25%, respectively, of the average daily net assets of such shares. Effective August 1, 2001, the Company amended the Plan so that the Company pays Distributor distribution and service fees not to exceed .75% and ..25%, respectively, of the average daily net assets of the shares outstanding payable at each month end. In connection with these changes to the Plan, Distributor reimbursed the Company for the prepaid distribution and service fees balance as of July 31, 2001 totaling $26,759.

Class Y does not have a distribution plan.

The Company, along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Arrangement with Alpha Fund of Lord Abbett Securities Trust ("Alpha Fund") pursuant to which the Underlying Funds will pay a portion of the expenses of Alpha Fund in proportion to the average daily value of the Underlying Funds' shares owned by Alpha Fund.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Company after concessions were paid to authorized dealers for the year ended July 31, 2002:

DISTRIBUTOR COMMISSIONS     DEALERS CONCESSIONS
-----------------------------------------------
$60,750                     $355,215

Certain of the Company's officers and Directors have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Permanent items identified during the year ended July 31, 2002, primarily attributable to net operating losses have been reclassified among the components of net assets based on their tax basis treatment as follows:


ACCUMULATED                      ACCUMULATED
NET INVESTMENT                  NET REALIZED                     PAID-IN CAPITAL
LOSS INCREASE                  LOSS INCREASE                            DECREASE
--------------------------------------------------------------------------------
$15,755,383                         $261,562                       $(16,016,945)

As of July 31, 2002, the components of accumulated earnings on a tax basis are as follows:

   Total undistributed earnings       $           -
   Capital loss carryforward*           (74,279,489)
   Net unrealized losses**             (272,765,565)
                                      -------------
   Net accumulated earnings/losses    $(347,045,054)
                                      =============

* At July 31, 2002, the capital loss carryforwards along with the related expiration dates are as follows:

          2008          2010           TOTAL
--------------------------------------------
    $8,063,185   $66,216,304     $74,279,489

** The difference between book-basis and tax-basis unrealized losses is primarily attributable to the tax deferral of losses on wash sales.


Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Company's next taxable year. The Company incurred and will elect to defer net capital losses of $16,416,281 during fiscal 2002.

5.       PORTFOLIO SECURITIES TRANSACTIONS

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. As of July 31, 2002, the value of securities loaned is $222,825,720. These loans are collateralized by cash of $238,525,170, which is invested in a restricted money market account and securities of $1,589,840, for a total of $240,115,010. Expenses relating to securities lending of $682,194 are included in Other expenses on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Company's securities if the borrower defaults.


Purchases and sales of investment securities (other than short-term investments) for the year ended July 31, 2002 are as follows:


PURCHASES               SALES
------------------------------------
$794,645,885            $993,866,235

As of July 31, 2002, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation on investments based of cost for federal income tax purposes are as follows:


                                      GROSS              GROSS               NET
                                 UNREALIZED         UNREALIZED        UNREALIZED
TAX COST                       APPRECIATION       DEPRECIATION      DEPRECIATION
--------------------------------------------------------------------------------
$1,521,902,637                 $182,757,244      $(438,575,930)   $(255,818,686)

The cost of investments for federal income tax purposes differs from that used for financial reporting purposes. These differences are due to differing treatments for items such as deferred losses on wash sales.

6.  DIRECTORS' REMUNERATION

The Company's Director and officers who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Company and other Lord Abbett-sponsored funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Company's expenses.

8.  LINE OF CREDIT

The Company, along with certain other funds managed by Lord Abbett, has available a $145,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.09%. At July 31, 2002, there were no loans outstanding pursuant to this Facility, nor was the Facility utilized at any time during the period.

9.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian and accounting agent. Effective December 18, 2001, SSB began performing custodian functions, and thereafter the accounting and record keeping functions, relating to portfolio transactions and calculating the Company's net asset value.

10. TRANSACTIONS WITH AFFILIATED COMPANIES

An affiliated company is one in which the Company has ownership of at least 5% of the voting securities of the underlying issuer. Transactions during the period with affiliated companies are as follows:


                                                                                                     REALIZED
                                BALANCE OF                            BALANCE OF                  GAIN (LOSS)
                               SHARES HELD        GROSS     GROSS    SHARES HELD      VALUE AT     YEAR ENDED
AFFILIATES                    AT 7/31/2001    PURCHASES     SALES   AT 7/31/2002     7/31/2002      7/31/2002
-------------------------------------------------------------------------------------------------------------
Aegis Communications
  Group, Inc.                    3,014,900            -         -      3,014,900      $407,012              -
Comtech Telecommunications
  Corp.                            493,700            -   (43,700)       450,000     4,198,500      $(365,095)
eCollege.com, Inc.                 573,100      627,100         -      1,200,200     4,632,772              -
eMerge Interactive, Inc.           231,100    2,440,300         -      2,671,400     1,202,130              -
EXCO Resources, Inc.               623,700            -         -        623,700     9,137,205              -
EXCO Resources, Inc.
  CV PFD 5.0% 05/23/2003           623,700            -         -        623,700     9,449,055              -
Healthcare Service Group, Inc.     758,050            -    (8,100)       749,950    10,904,273         59,593
Novoste Corp.                      201,500      673,500         -        875,000     3,937,500              -
RadiSys Corp.                      932,620            -         -        932,620     8,719,997              -
Sirena Apparel Group, Inc.         330,000            -         -        330,000            66              -
Tropical Sportswear Int'l.         835,500      192,500  (301,500)       726,500    14,304,785       (471,706)
-------------------------------------------------------------------------------------------------------------
Total                                                                              $66,893,295      $(777,208)
-------------------------------------------------------------------------------------------------------------

11. INVESTMENT RISKS

The Company is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Company invests. The Company has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Company's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Company invests primarily in small-cap growth company stocks which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect Company Performance.

12. SUMMARY OF CAPITAL TRANSACTIONS

The Company has authorized 1 billion shares of $0.001 par value capital stock designated as follows: 875 million Class A shares, 40 million Class B shares, 25 million Class C shares, 30 million Class P shares and 30 million Class Y shares.


                                       YEAR ENDED                   PERIOD ENDED                   YEAR ENDED
                                    JULY 31, 2002                 JULY 31, 2001*             JANUARY 31, 2001
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES              SHARES         AMOUNT         SHARES          AMOUNT        SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
SHARES SOLD             13,100,197  $ 184,443,453      8,638,328   $ 128,202,838    21,017,242  $ 387,340,224

REINVESTMENT OF
DISTRIBUTIONS                    -              -              -               -     2,893,569     58,652,655

SHARES REACQUIRED      (20,975,868)  (290,070,860)   (12,681,372)   (187,222,040)  (36,424,839)  (667,062,403)
-------------------------------------------------------------------------------------------------------------
DECREASE                (7,875,671) $(105,627,407)    (4,043,044)  $ (59,019,202)  (12,514,028) $(221,069,524)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                809,774  $  10,903,353        472,470   $   6,696,451     1,350,215  $  23,927,365

REINVESTMENT OF
DISTRIBUTIONS                    -              -              -               -       653,838     12,926,381

SHARES REACQUIRED       (3,649,420)   (48,000,559)    (1,929,563)    (27,515,081)   (3,570,240)   (61,193,609)
-------------------------------------------------------------------------------------------------------------
DECREASE                (2,839,646) $ (37,097,206)    (1,457,093)  $ (20,818,630)   (1,566,187) $ (24,339,863)
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                497,935  $   6,751,448        304,882   $   4,347,764     1,617,291  $  28,892,418

REINVESTMENT OF
DISTRIBUTIONS                    -              -              -               -       546,641     10,818,021

SHARES REACQUIRED       (3,412,921)   (45,598,937)    (2,063,623)    (29,280,041)   (4,422,007)   (75,785,213)
-------------------------------------------------------------------------------------------------------------
DECREASE                (2,914,986) $ (38,847,489)    (1,758,741)  $ (24,932,277)   (2,258,075) $ (36,074,774)
-------------------------------------------------------------------------------------------------------------
CLASS P SHARES
-------------------------------------------------------------------------------------------------------------
SHARES SOLD              2,762,537  $  38,646,863      1,582,059   $  23,240,779     5,582,169  $ 103,483,252

REINVESTMENT OF
DISTRIBUTIONS                    -              -              -               -       301,261      6,079,444

SHARES REACQUIRED       (3,566,726)   (49,609,666)    (2,479,703)    (36,358,297)   (4,702,686)   (83,463,435)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)       (804,189) $ (10,962,803)      (897,644)  $ (13,117,518)    1,180,744  $  26,099,261
-------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
-------------------------------------------------------------------------------------------------------------
SHARES SOLD             10,265,105   $146,505,585      5,381,266   $  81,024,340     6,471,783  $ 118,063,472

REINVESTMENT OF
DISTRIBUTIONS                    -              -              -               -       627,737     12,830,951

SHARES REACQUIRED      (12,175,590)  (171,657,735)    (4,879,087)    (72,418,044)   (4,559,875)   (82,117,121)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)     (1,910,485) $ (25,152,150)       502,179   $   8,606,296     2,539,645  $  48,777,302
-------------------------------------------------------------------------------------------------------------

*For the period February 1, 2001 to July 31, 2001

INDEPENDENT AUDITOR'S REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT DEVELOPING GROWTH FUND, INC.:


We have audited the accompanying statement of assets and liabilities of Lord Abbett Developing Growth Fund, Inc. (the "Company"), including the schedule of investments, as of July 31, 2002, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
September 20, 2002

SHAREHOLDER MEETING RESULTS

A Meeting of Shareholders of the Company was held on July 18, 2002. On May 8, 2002, the record date for shareholders voting at the meeting, there were 119,407,370.108 total outstanding shares. Shareholders of the Company considered the following proposal and the results of their voting were as follows:

To elect the Company's Board Members


                                                          FOR                  AGAINST
----------------------------------------------------------------------------------------
Robert S. Dow                                       69,609,435.417           690,254.793
E. Thayer Bigelow                                   69,637,729.325           661,960.885
William H. T. Bush                                  69,607,508.448           692,181.762
Robert B. Calhoun, Jr.                              69,628,837.745           670,852.465
Stewart S. Dixon                                    69,620,509.717           679,180.493
Franklin W. Hobbs                                   69,633,137.651           666,552.559
C. Alan MacDonald                                   69,617,013.074           682,677.136
Thomas J. Neff                                      69,635,713.745           663,976.465
James F. Orr, III                                   69,620,678.446           679,011.764

BASIC INFORMATION ABOUT MANAGEMENT

The Company's Board of Directors is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also initially approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser.

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.


                        CURRENT POSITION
NAME, ADDRESS AND       LENGTH OF SERVICE        PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH             WITH COMPANY          DURING PAST FIVE YEARS           DIRECTORSHIPS
----------------------------------------------------------------------------------------------
ROBERT S. DOW           Director since          Managing Partner and Chief          N/A
90 Hudson Street        1995; Chairman          Investment Officer of
Jersey City, NJ         since 1996; and         Lord Abbett since 1996.
Date of Birth: 3/8/1945 President since
                        1995

The following outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.


                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE          PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                    WITH COMPANY            DURING PAST FIVE YEARS              DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW           Director since 1994       Managing General Partner,           Currently serves as a
Bigelow Media, LLC                                    Bigelow Media, LLC                  director of Crane Co.
717 Fifth Avenue,                                     (since 2000); Senior Adviser,       and Huttig Building
26th Floor                                            Time Warner Inc.                    Products Inc.
New York, NY                                          (1998 - 2000);
Date of Birth: 10/22/1941                             Acting Chief Executive
                                                      Officer of Courtroom Television
                                                      Network (1997 - 1998);
                                                      President and Chief Executive
                                                      Officer of Time Warner
                                                      Cable Programming, Inc.
                                                      (1991 - 1997).

WILLIAM H.T. BUSH           Director since 1998       Co-founder and Chairman of          Currently serves as
Bush-O'Donnell &                                      the Board of the financial          director of Wellpoint
Co., Inc.                                             advisory firm of                    Health Network,
101 South Hanley Rd.                                  Bush-O'Donnell & Company            Mississippi Valley
Suite 1025                                            (since 1986).                       Bancorp, DT
St. Louis, MO                                                                             Industries Inc.,
Date of Birth: 7/14/1938                                                                  and Engineered Support
                                                                                          Systems, Inc.

ROBERT B. CALHOUN, JR.      Director since 1998       Managing Director of Monitor        Currently serves as
Monitor Clipper Partners                              Clipper Partners (since 1997)       director of
Two Canal Park                                        and President of Clipper Asset      Avondale, Inc.,
Cambridge, MA                                         Management Corp., both              Avondale Mills, Inc.,
Date of Birth: 10/25/1942                             private equity investment           IGI/Earth Color, Inc.,
                                                      funds (since 1991).                 and Interstate Bakeries Corp.

STEWART S. DIXON            Director since 1976       Partner in the law firm of          N/A
Wildman, Harrold,                                     Wildman, Harrold, Allen &
Allen & Dixon                                         Dixon (since 1967).
225 W. Wacker Drive,
Suite 2800 Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS           Director since 2000       Chief Executive Officer of          Currently serves as
Houlihan, Lokey,                                      Houlihan Lokey                      director of Adolph
Howard & Zukin                                        Howard & Zukin, an investment       Coors Company.
685 Third Ave.                                        bank, (January 2002 to
New York, NY                                          present); Chairman of Warburg
Date of Birth: 7/30/1947                              Dillon Read (1999 - 2000);
                                                      Global Head of Corporate
                                                      Finance of SBC Warburg Dillon
                                                      Read (1997 - 1999); Chief
                                                      Executive Officer of Dillon,
                                                      Read & Co. (1994 - 1997).


                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE          PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                    WITH COMPANY            DURING PAST FIVE YEARS              DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------
C. ALAN MACDONALD           Director since 1988       Retired - Special Projects          Currently serves as
415 Round Hill Road                                   Consulting (since 1992);            director of
Greenwich, CT                                         formerly President and CEO          Fountainhead Water
Date of Birth: 5/19/1933                              of Nestle Foods.                    Company, Careside, Inc.,
                                                                                          Lincoln Snacks, J.B.
                                                                                          Williams Co., Inc.
                                                                                          (personal care products)
                                                                                          and Seix Fund, Inc.*

THOMAS J. NEFF              Director since 1982       Chairman of Spencer Stuart,         Currently serves as
Spencer Stuart, U.S.                                  U.S., an executive search           director of Ace, Ltd.
277 Park Avenue                                       consulting firm (since 1996);       and Exult, Inc.
New York, NY                                          President of Spencer Stuart,
Date of Birth: 10/2/1937                              U.S. (1979 - 1996).

JAMES F. ORR, III           Director since 2002       President and CEO of                Currently serves as
80 Pinckney Street                                    LandingPoint Capital                Chairman of
Boston, MA                                            (since 2002); Chairman and          Rockefeller
Date of Birth: 3/5/1943                               CEO of United Asset                 Foundation, Director
                                                      Management Corporation              of Nashua Corp. and
                                                      (2000 to 2001); Chairman and         Memorial Drive Trust.
                                                      CEO of UNUM Provident
                                                      Corporation (1999 - merger);
                                                      Chairman and CEO of UNUM
                                                      Corporation (1988 - 1999).

*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing Partner of Lord Abbett.

                         ------------------------------

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.


  NAME AND                     CURRENT POSITION            LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)                  WITH COMPANY              OF CURRENT POSITION          DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
STEPHEN J. MCGRUDER         Executive Vice President     Elected in 1995             Partner and Senior Investment
(11/14/1943)                                                                         Manager, joined Lord Abbett
                                                                                     in 1995.


JOAN A. BINSTOCK            Vice President               Elected in 1999             Partner and Chief Operations
(3/4/1954)                                                                           Officer, joined Lord Abbett
                                                                                     in 1999, prior thereto Chief
                                                                                     Operating Officer of Morgan
                                                                                     Grenfell.

DANIEL E. CARPER            Vice President               Elected in 1986             Partner, joined Lord Abbett
(1/22/1952)                                                                          in 1979.


  NAME AND                  CURRENT POSITION             LENGTH OF SERVICE           PRINCIPAL OCCUPATION
(DATE OF BIRTH)             WITH COMPANY                 OF CURRENT POSITION         DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
JOHN J. DICHIARO            Vice President               Elected in 2001             Senior Strategy Coordinator -
(7/30/1957)                                                                          Small Cap Growth, joined Lord
                                                                                     Abbett in 2000, prior thereto
                                                                                     Vice President - Securities
                                                                                     Group of Wafra Investment
                                                                                     Advisory Group.

LESLEY-JANE DIXON           Vice President               Elected in 1999             Equity Analyst, joined Lord
(1/1/1964)                                                                           Abbett in 1995.

PAUL A. HILSTAD             Vice President               Elected in 1995             Partner and General Counsel,
(12/13/1942)                and Secretary                                            joined Lord Abbett in 1995.

LAWRENCE H. KAPLAN          Vice President and           Elected in 1997             Partner and Deputy General
(1/16/1957)                 Assistant Secretary                                      Counsel, joined Lord Abbett
                                                                                     in 1997.

ROBERT G. MORRIS            Vice President               Elected in 1995             Partner and Director of Equity
(11/6/1944)                                                                          Investments, joined Lord Abbett
                                                                                     in 1991.

A. EDWARD OBERHAUS, III     Vice President               Elected in 1996             Manager of Equity Trading,
(12/21/1959)                                                                         joined Lord Abbett in 1983.

TRACIE E. RICHTER           Vice President               Elected in 1999             Director of Portfolio Accounting
(1/12/1968)                                                                          and Operations, joined
                                                                                     Lord Abbett in 1999, formerly
                                                                                     Vice President - Head of Fund
                                                                                     Administration of Morgan Grenfell
                                                                                     from 1998 to 1999, prior thereto
                                                                                     Vice President of Bankers Trust.

CHRISTINA T. SIMMONS        Vice President and           Elected in 2000             Assistant General Counsel,
(11/12/1957)                Assistant Secretary                                      joined Lord Abbett in 1999,
                                                                                     formerly Assistant General Counsel
                                                                                     of Prudential Investments from
                                                                                     1998 to 1999, prior thereto
                                                                                     Counsel of Drinker, Biddle &
                                                                                     Reath LLP, a law firm.

FRANCIE W. TAI              Treasurer                    Elected in 2001             Director of Fund Administration,
(6/11/1965)                                                                          joined Lord Abbett in 2000, prior
                                                                                     thereto Manager of Goldman Sachs.


Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI) which contains further information about the Funds' Directors. It is available free upon request.

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